Exhibit 99.1

GOLDSTEIN GOLUB KESSLER LLP

Certified Public Accountants and Consultants

February 4, 2008

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Geneva Acquisition Corporation’s statements included under Item 4.01 of its Form 8-K to be filed on February 5, 2008, and we agree with such statements concerning our firm.

/s/ GOLDSTEIN GOLUB KESSLER LLP

GOLDSTEIN GOLUB KESSLER LLP

1185 Avenue of the Americas   Suite 500   New York, NY 10036-2602

TEL 212 372 1800   FAX 212 372 1801   www.ggkllp.com